THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Cash Reserves

(the Fund)

Supplement dated September 28, 2018 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

At a meeting held on September 25, 2018, the Board of Trustees of The Charles Schwab Family of Funds (the Trust) approved the liquidation of, and the related Plan of Liquidation for, the Fund.

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about April 10, 2019 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. It is expected that this distribution will be at a $1.00 net asset value per share. Additionally, the Fund anticipates making a distribution of any net income and realized capital gains of the Fund prior to or on the Liquidation Date, which may be taxable to Fund shareholders.

As the Fund approaches the Liquidation Date, the Fund will wind up its business and affairs, and will cease investing its assets in accordance with its stated investment strategies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash or cash equivalents. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment strategies during the period as it approaches the Liquidation Date.

The Fund’s investment adviser will bear all expenses associated with the liquidation other than transaction costs associated with winding down the Fund’s portfolio and effective February 15, 2019 through the Liquidation Date, the Fund’s investment adviser will waive the Fund’s management fees.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., may constitute a sale that may result in gain or loss for federal income tax purposes). However, shareholders are not expected to realize any gain or loss so long as the Fund maintains its $1.00 share price. Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Fund has been liquidated, all references to the Fund will be deleted from the Summary Prospectus, Statutory Prospectus and SAI.

A copy of the Fund’s Prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG103878-00 (09/18)

00216453